Exhibit 4.1
NUMBER
                SHARES
(HQ______)
(________)

HireQuest, Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 433535 10 1

COMMON STOCK

This Certifies That: ( )

is the owner of ( )

fully paid and non-assessable shares of common stock of $0.001 par value each of
HireQuest, Inc.
Transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ( )
COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
NEW YORK, NY
TRANSFER AGENT
BY: ( )

_________________________________ (Corporate Seal) ________________________________
SECRETARY
PRESIDENT

The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - ( Cust ) Custodian ( Minor ) under Uniform Gifts to Minors Act ( State )

Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OF OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(                )

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated (   )

____________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
of the certificate in every particular, without
alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed

By __________________________________________
The Signature(s) must be guaranteed by an eligible guarantor institution
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions
with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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